Exhibit 99.1

AMENDED AND RESTATED
BYLAWS
OF
UNION BANKSHARES, INC.

(amended and restated as of March 17, 2021)

AMENDED AND RESTATED
BYLAWS
OF
UNION BANKSHARES, INC.
(amended and restated as of March 17, 2021)

ARTICLE I
GENERAL

Section 1.1.    Name, Purposes and Powers. The name, purposes and powers of the Corporation shall be as set forth in the Articles of Association.

Section 1.2.    Principal Office and Registered Office. The registered office of the Corporation shall be at 20 Lower Main Street in the Town of Morrisville, County of Lamoille, State of Vermont, or at such other place as may be designated from time to time by the Board of Directors. The registered office of the Corporation shall be located at the principal office or at such other place designated from time to time in the Articles of Association or in a filing with the Office of the Vermont Secretary of State in accordance with applicable provisions of the VT BCA.

Section 1.3.    Other Offices. The Corporation may also have offices and other facilities at such other places both within and without the State of Vermont, as the Corporation’s Board of Directors may from time to time determine.

Section 1.4.    Additional Definitions. In addition to the terms defined elsewhere in these Bylaws, as used in these Bylaws, the following definitions shall apply:

(i)“Articles of Association” means the Amended and Restated Articles of Association of the Corporation, as they may be further amended from time to time.

(ii)“Corporate Records” means the written records of the actions and proceedings of the shareholders and Directors of the Corporation, whether maintained in physical or electronic form. Corporate Records maintained in electronic form shall be capable of being retrieved and reproduced in legible, tangible form within a reasonable period of time.

(iii)“Electronic Communication” means, with respect to any meeting of the shareholders or Directors, communication by means of telephonic, electronic or other structured communications facility that permits participants to communicate simultaneously or sequentially during the meeting for the purpose of reaching collective agreement.

(iv)“Electronic Transmission” means a process of transmission not directly involving the physical transfer of paper, provided that the information transmitted is suitable for retention, retrieval and reproduction by the recipient.

(v)“Independent Director” means a Director who satisfies the criteria for independence under the corporate governance rules of the NASDAQ Stock Market LLC for listed companies.

(vi)“Securities Exchange Act” means the federal Securities and Exchange Act of 1934, as amended from time to time.

(vii)“VT BCA” means the Vermont Business Corporation Act, Title 11A of the Vermont Statutes Annotated, as such Title may be amended from time to time. References in these Bylaws to specific sections of the VT BCA shall mean the applicable section of Title 11A.

ARTICLE II
SHAREHOLDERS

Section 2.1.    Annual Meeting. The annual meeting of shareholders shall be held on the third Wednesday in May, at the registered office of the Corporation, or on such other date and/or at such other place within or without the State of Vermont, and at such time, as the Board of Directors may designate in its discretion and as shall be specified in the notice of meeting. The purpose of the annual meeting shall be to elect a Board of Directors and to transact such other business as may properly be brought before the meeting.

Section 2.2.    Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, or by the Secretary upon the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting on any matter to be presented for action at such meeting (the “Requesting Shareholders”). Special meetings shall be held at the registered office of the Corporation in Vermont, or at such other place within the State of Vermont, and on such date and at such time, as shall be fixed by the Board of Directors, or the Secretary upon written request of the Requesting Shareholders, and stated in the notice of the meeting. Only such matters as are described in the notice of meeting, and as otherwise comply with these Bylaws, including, without limitation Section 2.4, may properly be presented for vote of the shareholders at a special meeting.

Section 2.3.    Electronic Shareholder Meetings. Notwithstanding anything to the contrary in these Bylaws, in accordance with the VT BCA, the Board of Directors may determine that any annual or special meeting of shareholders shall be held entirely by means of Electronic Communication, or partially in person and partially by Electronic Communication. The Board may establish such procedures for the conduct of meetings of shareholders by Electronic Communication as it deems necessary or appropriate, including, without limitation, procedures for remote attendance, participation and voting.

Section 2.4.    Business and Nominations at Shareholder Meetings.
(a)In General. At any annual or special meeting of shareholders, only such business, including director nominations, shall be conducted as shall have been properly brought before the meeting. To be properly brought before a shareholder meeting, business must be (i) appropriate for shareholder action, as determined by the Board of Directors in its discretion in accordance with applicable law, (ii) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, and (iii) otherwise properly brought before the meeting (A) by or at the direction of the Board, or (B) at the request of a shareholder of record, subject to compliance with the requirements of this Section 2.4 and applicable law.

(b)Required Information. For any nomination for election as a Director, or any other business, to be properly brought before a meeting of shareholders by a shareholder, the shareholder must be a shareholder of record and must have given timely written notice to the Secretary of the Corporation containing the information specified in this Section 2.4(b). A shareholder’s notice to the Secretary shall set forth as to each nomination or other matter the shareholder proposes to bring before the meeting (i) a detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) with respect to any nomination for election as a Director, the Required Nominee Information (as defined); (iii) the name and address, as they appear on the Corporation’s books, of the shareholder of record proposing such business and of any beneficial owner on whose behalf a shareholder of record is acting; (iv) the class and number of shares of the Corporation’s capital stock that are beneficially owned, directly or indirectly, by the shareholder and of any beneficial owner on whose behalf the shareholder is acting; and (v) any material pecuniary or other interest in such business or nomination of the shareholder or of any beneficial owner on whose behalf the shareholder of record is acting, or any of their respective affiliates or associates. For purposes of this Section 2.4, “Required Nominee Information” means, as to each person who the shareholder proposes to nominate for election as a Director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that would otherwise be required for the solicitation of proxies for the election of such nominee pursuant to Regulation 14A under the Securities Exchange Act, including such person's written consent to being named as a nominee and to serving as a Director if elected; and (ii) a description of all direct and indirect compensation or pecuniary contracts, arrangements or understandings between the nominee and the nominating shareholder or beneficial owner on whose behalf the shareholder of record is acting, or any of their respective affiliates or associates, within the past three years. The shareholder shall provide to the Corporation prompt written updates describing any changes to the Required Nominee Information up to and including the date of the shareholder meeting. In addition to the foregoing information, upon request, the shareholder-proponent shall promptly submit such additional information regarding any proposed director nominee or other business, or any beneficial owner on whose behalf the shareholder is acting, as the Board of Directors may reasonably request. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted, or director nomination made, at any annual or special meeting of shareholders except in accordance with the procedures set forth in this Section 2.4. If the facts warrant, the Board Chair or other presiding officer at the meeting shall determine and declare to the meeting that a matter of business or nomination for director was not properly brought before the meeting in accordance with the provisions of this Section 2.4, and may declare that such business or nomination shall not be considered for action by the shareholders at the meeting.

(c)Timely Notice. To be timely within the meaning of Section 2.4 (b), a shareholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Corporation,
(i)in the case of an annual meeting of shareholders, not earlier than 120 days prior to the anniversary date of the prior year’s annual meeting of shareholders and not later than 90 days prior to such anniversary date; provided, however, that if the Corporation did not hold an annual meeting the previous year, or if the date of the annual meeting is changed by more than 30 days from the date of the previous year's meeting, then the deadline for timely submission of a shareholder’s written notice to the Corporation shall be a reasonable time before the Corporation begins to print and send its proxy materials for the meeting, as determined by the Board of Directors in its discretion and publicly announced; and
(ii)in the case of a special meeting, not later than 15 days after the earlier of (y) the date of the first public announcement of the date of the special meeting, and (z) the date upon which the notice of special meeting is mailed by the Corporation.

(d)Applicability of Securities Exchange Act Rules. In addition to, and not in lieu of, the foregoing requirements, in order for a shareholder’s proposal to be included in the Corporation’s proxy materials for any meeting of shareholders, the shareholder must comply with all applicable timing, informational and other requirements of Section 14 of the Securities Exchange Act and the implementing regulations of the Securities and Exchange Commission.

Section 2.5.    Record Date.
(a)In General. The Board of Directors may set, in advance, a record date for the purpose of determining shareholders (i) entitled to notice of or to vote at any meeting of shareholders, or (ii) entitled to receive payment of any dividend or the allotment of any other distribution or rights, or (iii) for any other proper purpose. A record date shall not be prior to the close of business on the day the record date is fixed and shall be not more than seventy (70) days before the date on which the meeting or particular action requiring such determination of shareholders is to occur.

(b)Adjourned Meetings. When a record date for the determination of shareholders entitled to notice of and to vote at any meeting of shareholders has been set as provided in Section 2.5(a), such record date shall continue to apply to the meeting if adjourned or postponed; provided, however, that if the meeting is adjourned or postponed to a date more than 120 days after the date originally fixed for the meeting, the Board of Directors shall establish a new record date for such adjourned or postponed meeting.

Section 2.6.    Notice of Meeting; Waiver of Notice; Householding of Notices.
(a)Notice in General. Written notice of an annual or special meeting shall be provided to each shareholder of record entitled to vote at the meeting, no fewer than ten (10) nor more than sixty (60) days prior to the meeting, by or at the direction of the Board of Directors, or by the other persons calling the meeting. Such written notice shall be provided (i) by mail, postage prepaid, (ii) by private courier service, or (iii) by Electronic Transmission but only if and in a manner authorized by the shareholder. The notice of meeting shall state the date, time and place of the meeting, or in the case of an electronic meeting of shareholders under Section 2.3, the date, time and manner of accessing the meeting by Electronic Communication, and shall state the purpose or purposes for which it is called.

(b)Adjourned Meetings. When a meeting is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the new date, time and place are announced at the meeting at which the adjournment is taken, except that if a new record date is or must be fixed for the adjourned meeting pursuant to Section 2.5(b), written notice shall be given to each shareholder of record on the new record date entitled to vote at the adjourned meeting.

(c)Waiver. A shareholder entitled to notice of a meeting may waive receipt of notice before or after the meeting, provided that such waiver of notice is included in the Corporate Records with the records of the proceedings of the shareholders. A waiver of notice need not state the purpose of the meeting for which notice is waived. A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder makes timely objection to holding the meeting or transacting business at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder makes timely objection to considering the matter when it is presented, or when the shareholder thereafter becomes aware that the matter has been presented.

(d)Householding of Notices. For so long as the Corporation’s Common Stock is registered under Section 12 of the Exchange Act, any notices of meetings or other materials delivered to a shareholder in a manner consistent with the delivery requirements and rules and regulations of the Securities and Exchange Commission promulgated pursuant to the Exchange Act, including provisions relating to householding of notices and notices relating to availability of electronic proxies, shall be deemed for purposes of these Bylaws to be delivered to the shareholder entitled to such delivery.

Section 2.7.    Quorum. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote on any particular matter to be considered at a meeting of shareholders shall constitute a quorum to convene the meeting for the transaction of business. In order to act upon a particular matter at a duly convened meeting of shareholders, the presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote on such matter, shall constitute a quorum for action on such matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for such adjourned meeting, in accordance with Section 2.5(b) and the VT BCA.

Section 2.8.    Adjournment of Meeting. When any meeting of shareholders is convened, the presiding officer at the meeting may adjourn the meeting to a later date or time if (i) no quorum is present for the transaction of business on any item, or (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board of Directors determines has not been made sufficiently or timely available to shareholders, or (iii) the Board determines that adjournment is otherwise in the best interests of the Corporation.

Section 2.9.    Voting and Proxies.
(a)Voting Entitlement of Shares. Except as otherwise provided by law or by the Articles of Association, each shareholder of record on the record date for a meeting of shareholders shall be entitled to one vote for every whole share standing in the shareholder’s name on the books of the Corporation, on each matter presented for vote of the shareholders.

(b)Vote Required for Election of Directors and Other Matters. All elections of Directors shall be determined by a plurality of the votes cast, and, except as otherwise required by the VT BCA or the Articles of Association, all other matters shall be approved if more votes are cast in favor of such matter than are cast against it.

(c)Proxies. At any meeting of the shareholders every shareholder of record shall be entitled to vote in person, or by proxy executed or authenticated in writing by the shareholder or by the shareholder’s duly authorized agent or attorney-in-fact. Proxies shall be dated and filed with or transmitted to the Secretary of the Corporation or the Assistant Secretary before being voted. Proxies may be executed or authenticated and delivered by Electronic Transmission, in accordance with such requirements as the Board of Directors or President may approve. No proxy, unless coupled with an interest, shall be valid after eleven months from the date of its execution. Unless it is coupled with an interest and expressly states that it is irrevocable, a proxy shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice of revocation has been given to the Secretary or the Assistant Secretary prior to exercise of the proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed or authenticated by one of them, unless at or prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise.

Section 2.10.    Shareholder List for Meeting. Before every meeting of shareholders, the Secretary of the Corporation or his or her delegate, shall prepare a complete list of shareholders entitled to vote at the meeting, arranged by name in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to examination by any shareholder of record, or his or her agent or attorney, for any proper purpose beginning two business days after notice of the meeting is given for which the list was prepared and continuing through final adjournment of the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city or town where the meeting will be held.

Section 2.11.    Judges of Election.
(a)Appointment and Number. In connection with any meeting of shareholders, the Board of Directors in advance of the meeting, or the presiding officer at the meeting, may appoint one or more judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or by the presiding officer at the meeting.

(b)Functions. The judges of election shall determine the number of shares outstanding on the record date for the meeting and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies, and shall receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such other acts as may be proper to conduct the election or vote. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If more than one judge of election is appointed, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

(c)Report and Certification. On request of the presiding officer of the meeting, the judges of election shall make a report in writing of the outcome of any vote or regarding any challenge or question or matter determined by them, and shall execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

Section 2.12.    Conduct of Shareholder Meetings. Unless another Director or officer is designated by the Board of Directors, the Board Chair shall preside at all meetings of the shareholders, and in his or her absence, the Vice Chair shall preside. The Board of Directors in advance of the meeting, or the presiding officer at the meeting, shall have the right and authority to determine and establish rules, regulations and procedures for the proper conduct of the meeting, including but not limited to restricting entry to the meeting after it has commenced, maintaining order and the safety of those in attendance, opening and closing the polls for voting, dismissing business not properly submitted and limiting time allowed for discussion of the business of the meeting.

Section 2.13.    Shareholders’ Right of Inspection. The right of shareholders to inspect the books and records of the Corporation shall be governed by applicable provisions of the VT BCA and this Section 2.13. To the extent not in contravention of applicable law, the Board of Directors or the President may establish reasonable requirements respecting shareholder access to the records of the Corporation, including confidentiality protections when deemed appropriate. For purposes of this Section 2.13, references to “shareholder” include a beneficial owner of the Corporation’s capital stock whose shares are held in a voting trust or held by or through a nominee on his or her behalf. A beneficial owner seeking to inspect the Corporation’s books and records shall provide such evidence of beneficial ownership as the Board of Directors or President may reasonably require.

ARTICLE III
DIRECTORS

Section 3.1.    Board of Directors; Number and Terms. The number of directors constituting the Board of Directors shall be no fewer than three, the exact number to be determined from time to time by the Directors or by the shareholders at the annual meeting of shareholders. Directors shall be elected by the shareholders at each annual meeting; provided, however, that vacancies arising between annual meetings of shareholders may be filled by the Directors in accordance with Section 3.6. Each Director shall hold office until the next annual meeting of shareholders and his or her successor is elected and qualified, or until his or her earlier resignation, retirement or removal. No decrease in the number of Directors shall affect the term of any Director then in office. For so long as the Corporation has a class of securities listed for trading on the NASDAQ Stock Market, at least a majority of the total number of Directors in office shall be Independent Directors.

Section 3.2.    Age and Other Qualifications. No individual may be elected, re-elected or appointed to a term of office as a Director following his or her seventy-second birthday. Any Director who reaches the age of 72 following his or her election, re-election or appointment to the Board may continue to serve until the expiration of his or her term at the next annual meeting of shareholders. The Board may adopt such additional qualifications to serve as a Director as they deem advisable, provided, however, that Directors need not be residents of the State of Vermont.

Section 3.3.    Meetings and Notice; Meetings of Independent Directors.
(a)Annual and Regular Meetings. The Directors may hold their meetings in such place or places, within or outside the State of Vermont, as they may determine from time to time. The Board shall meet each year immediately after the annual meeting of shareholders, for the purpose of organization, appointment of a Board Chair and Vice Chair, appointment of officers of the Corporation, and consideration of any other business that may properly come before the meeting. No notice of any kind to either old or new members of the Board for the annual organizational meeting shall be required. Additional meetings of the Board of Directors shall be held regularly, and with such frequency as may from time to time be determined by the Board of Directors.

(b)Special Meetings. Special meetings of the Board of Directors may be called by the Board Chair or a majority of Directors then in office. In addition to the information required under Section 3.3(c), notice of any special meeting of the Board shall include the purpose or purposes for which the meeting is called.

(c)Notice of Meetings. Written notice stating the date, time and place of any regular or special meeting of the Board of Directors shall be given to each Director (i) by mail not less than 48 hours before the date and time of the meeting, or (ii) by personal delivery by courier service, facsimile transmission, email or other means of Electronic Transmission, at least 24 hours before the date and time of the meeting. Oral notice of a special meeting at least 24 hours prior to such meeting shall be permitted in lieu of written notice if reasonable under the circumstances. Notice of a meeting may be waived by a Director in writing signed either before or after the meeting, provided that such waiver of notice is included in the Corporate Records with the records of the proceedings of the Board. Notice shall be deemed waived by any Director who attends the meeting for which such notice was required to be given, unless his or her attendance is for the express purpose of objecting to the holding of the meeting. Notice of a later meeting need not be given to any Director who attended a prior meeting at which the time, date and place of such later meeting were announced.

(d)Meetings of Independent Directors. For so long as the Corporation has a class of securities listed for trading on the NASDAQ Stock Market, the Independent Directors shall meet at least two (2) times per calendar year, outside the presence of any non-Independent Directors or members of management. Meetings of the Independent Directors may occur in conjunction with any annual, regular or special meeting of the Board. The Board, by a majority vote of the Independent Directors who are present at a duly called meeting of the Board, may elect a "Lead Independent Director," who shall be responsible for coordinating the meetings of the Independent Directors, including establishing the agenda for and conduct of their meetings, and shall have such other responsibilities as may from time to time be assigned by the Board, or as may be required by applicable law or the listing standards of the NASDAQ Stock Market. In the absence of a designation of a Lead Independent Director, the Board Chair or Vice Chair, in that order, shall serve in that capacity, provided he or she is an Independent Director.

Section 3.4.    Quorum and Voting. A majority of the total number of Directors fixed pursuant to Section 3.1 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a higher percentage vote is required by the Articles of Association or applicable law.

Section 3.5.    Meetings by Electronic Communications. Any action required or permitted to be taken at any meeting of the Board of Directors or its committees may be taken by telephone or video conference call or other means of Electronic Communication, and participation by such means shall be deemed presence at the meeting for all purposes.

Section 3.6.    Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or its committees may be taken without a meeting if all members of the Board or committee, as the case may be, consent to such action in writing and the writing or writings are filed in the Corporate Records with the records of the proceedings of the Board or committee.

Section 3.7.    Board Chair. Annually, the Board of Directors, by majority vote of all of the Directors then in office, shall appoint a Director to serve as Board Chair. The Chair, when present, shall preside at meetings of the Board and meetings of the shareholders.

Section 3.8.    Board Vice Chair. Annually, the Board of Directors, by majority vote of all of the Directors then in office, shall appoint a Director to serve as Vice Chair. In the absence of the Board Chair, the Vice Chair, when present, shall preside at meetings of the Board and meetings of the shareholders.

Section 3.9.    Committees.
(a)Creation and Authority. The Board of Directors may, by resolution passed by majority of the whole Board, designate one or more standing or temporary committees from among its members. The Board may designate one or more Directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent not prohibited by the VT BCA and provided in the resolution of the whole Board which establishes it, shall have and may exercise the powers of the Board of Directors delegated to it in the management of the business and affairs of the Corporation, provided, however, that no committee may exercise any of the following powers: (i) authorize dividends or other distributions; (ii) approve or propose to shareholders action that the VT BCA requires be approved by the shareholders; (iii) fill vacancies on the Board or on any committee; (iv) amend the Articles of Association; (v) adopt, amend or repeal these Bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board; or (viii) authorize or approve the issuance or sale or contract for sale of the Corporation’s capital stock or determine the designation and relative rights, preferences and limitations or a class or series of shares, except that the Board may authorize a committee or a senior executive officer to do so within limits specifically prescribed by the Board. Any Director may be a member of more than one committee. The procedures to be followed by committees of the Board with respect to quorum, voting and other such matters shall be the same as those specified for meetings of the Board of Directors.

(b)Audit Committee. There shall be an Audit Committee composed of no fewer three (3) Independent Directors, who shall be appointed by the Board of Directors annually or more often, each of whom shall have the ability to read and understand fundamental financial statements and at least one of whom shall be considered “financially sophisticated” under the rules of the NASDAQ Stock Market for listed companies. In addition to satisfying the foregoing requirements and qualifications, each member of the committee shall satisfy the requirements for independence set forth in Securities and Exchange Commission Rule 10A-3(b)(1) and Federal Deposit Insurance Corporation Rule 12 CFR § 363.5. The Audit Committee shall operate under a written charter approved by the Board. The committee shall be responsible for obtaining, reviewing and reporting to the Board on financial examinations and audits, shall be responsible for the appointment, compensation, retention and oversight of the work of any independent auditor of the Corporation and shall have such other duties and responsibilities as may be specified in the committee charter or assigned by the Board from time to time. The Audit Committee shall have sufficient authority and funding to engage any independent advisors and/or consultants that it deems necessary in order to carry out its duties in a diligent and appropriate manner.

(c)Compensation Committee. There shall be a Compensation Committee composed of no fewer than three (3) Independent Directors who shall be appointed by the Board of Directors annually or more often. The Compensation Committee shall operate under a written charter approved by the Board. The committee shall be responsible for the design and implementation of the Corporation’s executive compensation and fringe benefit program, shall make salary recommendations for compensation of executive and other senior officers, shall administer the Corporation’s executive compensation plans and shall have such other duties and responsibilities as may be specified in the committee charter or assigned by the Board from time to time.

(d)Nominating and Corporate Governance Committee. There shall be a Nominating and Corporate Governance Committee composed of no fewer than three (3) Independent Directors, who shall be appointed by the Board of Directors annually or more often. The Nominating and Corporate Governance Committee shall operate under a written charter approved by the Board. The committee shall be responsible for making recommendations to the Board for nomination of Directors and appointment of the Company’s executive officers and for establishing qualifications and criteria for the selection of such nominees. The committee shall also have such other duties and responsibilities pertaining to matters of corporate governance as may be specified in the committee charter or assigned by the Board from time to time.

(e)Other Committees. The Board of Directors may establish such other standing or temporary committees from time to time as it deems necessary or convenient.

Section 3.10.    Vacancies and Newly-Created Directorships. If any vacancy occurs on the Board of Directors by reason of death, resignation, or removal from office of any Director, or increase in the number of Directors, the Directors then in office, although less than a quorum, may fill the resulting vacancy by vote of a majority of all such Directors. A Director so chosen shall hold office for the balance of the unexpired term and until his or her successor is duly elected or appointed and qualifies.

Section 3.11.    Resignation. Any Director may resign from the Board of Directors at any time upon delivery of his or her resignation in writing to the Chair, the Vice Chair, the President, or the Secretary. Such resignation shall be effective on the date specified in the notice, and if there is none, upon receipt.

Section 3.12.    Removal of Directors. A Director may be removed with or without cause at any annual meeting or special meeting of shareholders, provided that the notice of meeting states that the purpose, or one of the purposes, of the meeting is the removal of the Director. Removal of a Director at a duly convened and properly noticed meeting of shareholders shall require that more votes are cast in favor of removal than against it.

Section 3.13.    Compensation of Directors. The Board of Directors may fix the fees and other compensation for their services as Directors, including, without limitation, their services as members of committees of the Board.

ARTICLE IV
OFFICERS

Section 4.1.    Positions. The officers of the Corporation shall consist of a President, a Treasurer, one or more Vice-Presidents, a Secretary and such other officers, including, without limitation, one or more assistant officers, as the Directors may designate from time to time. The Board of Directors may also designate the Board Chair and Vice Chair as officers of the Corporation. Any two offices may be held by the same individual, other than Board Chair and Vice Chair. In addition to any specific powers and duties set forth in these Bylaws, the officers shall have such other powers and duties as the Board of Directors may from time to time assign to them; provided, however, that in the absence of contrary action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices.

Section 4.2.    Appointment; Term of Office; Vacancies; Compensation. The Board of Directors shall appoint officers of the Corporation annually at its organizational meeting following the annual meeting of shareholders and may also appoint officers from time to time thereafter at any regular or special meeting of the Board. All officers of the Corporation shall serve at the pleasure of the Board and shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, retirement or removal. Any vacancy occurring in any office of the Corporation by reason of death, resignation, retirement or removal or otherwise may be filled by the Board of Directors. The compensation of the senior officers of the Corporation shall be fixed by the Board of Directors from time to time, upon recommendation of its Compensation Committee.

Section 4.3.    President. Subject to the control and direction of the Board of Directors, the President shall have general charge of the business and affairs of the Corporation. The President shall be the chief executive officer of the Corporation, unless the Board of Directors designates a different officer to serve in that capacity.

Section 4.4.    Vice-Presidents. The Vice-Presidents shall have such specific titles, including “Executive” or “Senior” Vice President, and shall have such powers and duties, as the Board of Directors or the President may assign to them from time to time.

Section 4.5.    Treasurer. The Treasurer shall have general charge of the financial concerns of the Corporation and care and custody of the funds and the securities and investments of the Corporation, authority to deposit funds of the Corporation in depositories and to disburse such funds, authority to pay or cause to be paid all dividends voted by the Board of Directors and such other powers and duties as the Board of Directors may assign from time to time. The Treasurer shall keep, or cause to be kept, accurate books of account, which shall be the property of the Corporation. If required by the Board of Directors, the Treasurer shall give bond for the faithful performance of his or her duty in such form, in such sum, and with such sureties as the Directors shall require. The Treasurer shall be the chief financial officer of the Corporation, unless the Board of Directors designates a different officer to serve in that capacity.

Section 4.6.    Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the shareholders and the Board of Directors. He or she shall have charge of the corporate books and records and the corporate seal and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board of Directors or the President may from time to time prescribe, or as prescribed under the VT BCA.

Section 4.7.    Assistant Officers. The Board of Directors may appoint one or more assistant officers to assist an officer (other than the President) in the discharge of his or her duties and to perform the duties of such officer in the absence or unavailability of such officer.

Section 4.8.    Removal. Any officer may be removed by the Board of Directors, with or without cause. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

Section 4.9.    No Implied Contract Rights. The appointment of an officer does not itself create any contract rights in favor of such individual, including any right to continued employment with the Corporation or any subsidiary.

ARTICLE V
SHARES OF STOCK

Section 5.1.    Amount Authorized. The amount of the authorized capital stock and the par value, if any, of the shares authorized shall be fixed in the Articles of Association.

Section 5.2.    Appointment of Transfer Agent. The Board of Directors may appoint a transfer agent, registrar and dividend disbursing agent (the “transfer agent”) and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock, including uncertificated shares.

Section 5.3.    Certificated and Uncertificated Shares. Shares of the capital stock of the Corporation may be certificated or uncertificated, as determined by the Board of Directors in its discretion, and as permitted under the VT BCA. Notwithstanding the foregoing, (i) no authorization of uncertificated shares shall apply to any shares represented by a stock certificate until such certificate is surrendered to the Corporation or its transfer agent, nor shall any such authorization apply to a certificated share issued in exchange for an uncertificated share unless requested by the holder thereof; and (ii) upon written request to the Corporation or its transfer agent, any holder of uncertificated shares shall be entitled to a certificate representing all or any portion of the shares of the Corporation owned of record by such holder.

Within a reasonable time after the issuance or transfer of uncertificated shares, and at least annually thereafter, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Vermont, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed under applicable law (including federal and state securities laws), or imposed by the Corporation’s Articles of Association or these Bylaws. If applicable, such notice shall also contain the text of any preferences, voting powers, qualifications and special and relative rights of the shares of such class or series, or a statement that the Corporation will furnish a copy thereof to the shareholder upon written request and without charge.

Section 5.4.    Stock Certificates. Any certificates representing the capital stock of the Corporation shall be signed, manually or by facsimile, by the President or a Vice President, and by the Treasurer or the Secretary or Assistant Secretary, and may be countersigned by the Corporation’s transfer agent, if one has been appointed. In case any officer or transfer agent who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer or transfer agent before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such officer or transfer agent held such title or position at the time of its issue.

Every certificate representing the Corporation’s shares which are subject to any restriction on transfer shall have the restriction noted conspicuously on the face or back of the certificate, either with the full text of the restriction or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every certificate representing the Corporation’s shares issued when the Corporation is authorized to issue more than one class or series of shares shall set forth on its face or back, if applicable, either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of such class or series, or a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

Section 5.5.    Transfer. Subject to any applicable restrictions on transfer, shares of the Corporation’s capital stock may be transferred only on the books of the Corporation or its transfer agent, (i) if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or (ii) if such shares are uncertificated, upon properly authorized instructions from the holder of such uncertificated shares; in each case with such proof of the authenticity of signature or authorization, and compliance with such other rules and requirements, as the Corporation or its transfer agent may reasonably specify.

Section 5.6.    Record Holders. Except as may be otherwise required by law, by the Articles of Association or by these Bylaws, the Corporation shall be entitled to treat the record holder of shares as shown on its books or the books of its transfer agent as the owner of such shares for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge, or other disposition of such shares, until the shares have been transferred on the books of the Corporation or the books of its transfer agent in accordance with the requirements of these Bylaws. It shall be the duty of each shareholder to notify the Corporation of his mailing address and any changes thereto.

Section 5.7.    Lost, Stolen or Destroyed Certificates. The Corporation or its transfer agent shall issue a new certificate in the place of any certificate theretofore issued which has been lost, stolen or destroyed, provided the holder of record of the certificate satisfies the following requirements:
(a)Claim. The shareholder makes proof in affidavit form acceptable to the Corporation or its transfer agent that it has been lost, destroyed, or wrongfully taken;

(b)Timely Request. The Corporation has not received notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claims;

(c)Bond. The shareholder gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation or its transfer agent may direct, to indemnify the Corporation and its transfer agent against any claims that may be made on account of the alleged loss, destruction or theft of the certificates; and

(d)Other Requirements. The shareholder satisfies any other reasonable requirements imposed by the Corporation or its transfer agent.

Section 5.8.    Fractional Shares. The Corporation shall be authorized to issue fractional shares. Fractional shares may be issued certificated or uncertificated, as determined by the Board of Directors in its discretion. No holder of any fractional share shall be entitled to any vote with respect thereto unless, and to the extent that, the holder or holders of fractional shares aggregating one or more full shares unite for the purpose of voting at any such meeting, in which case such holder or holders shall be entitled to one vote at such meeting for each full share represented by the aggregate of such fractional shares held by such holder or holders.

Section 5.9.    Payment for Shares. The consideration for the issuance of shares, whether certificated or uncertificated, may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation, as the Board of Directors may determine in its discretion. When payment of the consideration for which shares are to be issued shall have been received by the Corporation such shares shall be deemed to be fully paid and nonassessable. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive. No certificate shall be issued for any shares, nor shall any registration of uncertificated shares be made on the books of the Corporation or its transfer agent, until such shares are fully paid.

ARTICLE VI
INDEMNIFICATION AND INSURANCE

Section 6.1.    In General. The Corporation shall indemnify its Directors, and, by affirmative vote of a majority of its Directors, may indemnify its officers, employees and agents, against any liability incurred by any of them in any Proceeding in their capacity as such, to the fullest extent permitted by applicable law, in accordance with the provisions of this Article VI and the VT BCA. For purposes of this Article VI, the term “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 6.2.    Mandatory Indemnification of Directors; Permissive Indemnification of Officers and Others. The Corporation shall indemnify any Director, and may indemnify any other person, who was or is a party or is threatened to be made a party to any Proceeding, by reason of the fact that he is or was (i) serving as a director, officer, employee or agent of the Corporation, or (ii) is or was serving at the request of the Corporation as director, officer, trustee or fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or employee benefit plan or trust, against all expenses (including attorney’s fees and court costs), judgments, liabilities, fines (including excise taxes assessed with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred or suffered by him or her in connection with such Proceeding, provided he or she satisfied the applicable standard of conduct in Section 8.51 of the VT BCA. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the applicable standard of conduct.

Section 6.3.    Mandatory Indemnification of Officers in Some Circumstances. Notwithstanding anything to the contrary in Sections 6.1 or 6.2, the Corporation shall indemnify any officer who was wholly successful, on the merits or otherwise, in the defense of any Proceeding to which the officer was a party because he or she is or was an officer of the Corporation, against reasonable expenses incurred by the officer in connection with the Proceeding.

Section 6.4.    Limitations and Prohibitions on Indemnification. Notwithstanding anything to the contrary in these Bylaws, (i) in connection with a Proceeding by or in right of the Corporation, indemnification shall be limited to reasonable expenses incurred in connection with the Proceeding, except that no indemnification whatsoever shall be permitted in connection with such Proceeding if the individual was adjudged liable to the Corporation in the Proceeding; (ii) in connection with any Proceeding charging improper personal benefit to the individual, whether or not involving action in such individual’s official capacity, no indemnification whatsoever shall be permitted if the individual was adjudged liable on the basis that he or she received an improper personal benefit; and (iii) no indemnification shall be paid by the Corporation if it would violate the applicable restrictions on indemnification set forth in Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)).

Section 6.5.    Payment in Advance of Expenses. The Corporation may pay for or reimburse the reasonable expenses incurred by an individual who is or was a party to a Proceeding in advance of final disposition of the Proceeding if
(i)he or she furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct described and referred to in Section 8.51 of the VT BCA;

(ii)he or she furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

(iii)a determination is made in a manner authorized under the VT BCA that the facts then known to those making the determination would not preclude indemnification.

Section 6.6.    Non-exclusivity. The indemnification provided under this Article VI (i) shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, (ii) shall continue as to a person who has ceased to be a director, officer, employee or agent and (iii) shall inure to the benefit of the heirs, executors and administrators of such person.

Section 6.7.    Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any individual who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, fiduciary, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him or her against the same liability under the VT BCA.

ARTICLE VII
EMERGENCY BYLAW

Section 7.1.    Triggering Event. The provisions of this Article VII shall be operative during any emergency resulting from an attack on the United States, any nuclear or atomic incident, severe civil disturbance, major natural disaster or other event which creates a state of disaster of sufficient severity to prevent the normal conduct and management of the affairs and business of the Corporation (and “Emergency”). To the extent practicable in the circumstances, the officers and employees of the Corporation will continue to conduct the affairs of the Corporation under such guidance from the Directors as may be available, except as to matters which by law or regulation require specific approval of the Board, and subject to conformance with any applicable laws, regulations and governmental directives during the Emergency.

Section 7.2.    Board Procedures. During any such Emergency, any meeting of the Board may be called by any Director or by any officer of the Corporation. Notice shall be given by such person or by any officer of the Corporation specifying the date, time and place of the meeting, which shall be the principal office of the Corporation if feasible and otherwise any other place specified in the notice. Notice may be given only to such of the Directors as it may be feasible to reach at the time and by such means as may be feasible under the circumstances. If given by mail, courier, telephone, or Electronic Communication, the notice shall be addressed to the Directors at their residences or business addresses, or such other places as the person giving the notice shall deem most suitable. Notice shall be given at least 48 hours before the meeting if feasible in the judgment of the person giving the notice and otherwise on any shorter time as he or she may deem necessary. In the event an Emergency prevents a quorum of the Corporation's Directors from being readily assembled or otherwise prevents the conduct and management of the affairs and business of the Corporation by its Directors and officers as contemplated by these Bylaws, any three or more available members of the Board shall constitute a quorum for the full conduct of business by the Board and management of the Bank’s business during such Emergency until the then remaining Board can be convened. Any contrary provisions of the Bylaws shall be suspended temporarily until it shall be determined by any such interim Board that the Emergency has terminated and that it shall be in the best interests of the Corporation to resume the conduct and management of its affairs and business under regular order and all of the other provisions of these Bylaws.

Section 7.3.    Officers and Management Succession.
(a)Officers Pro Tempore. The Board shall have the power, in the absence or disability of any officer, or upon the refusal or inability of any officer to act as a result of any such Emergency, to delegate and prescribe such officer's powers and duties to any other officer, or to any Director.

(b)Officer Succession. Subject to Sections 7.3(a) and 7.7, if during an Emergency, the President and/or the Chief Executive Officer cannot be located expeditiously or is unable to assume or to continue normal duties, then the authority and duties of the office shall be automatically assumed, without Board action, in order of title, and subject only to willingness and ability to serve, by the Executive Vice President, Senior Vice President, Treasurer, Corporate Secretary or their successors in office at the time of the Emergency. Where two or more officers hold equivalent titles and are willing and able to serve, seniority in employment with the Corporation shall control. If, in the same manner, the Secretary or Treasurer cannot be located or is unable to assume or continue normal duties, the responsibilities attached thereto shall, in like manner as described immediately above, be assumed by any Executive Vice President, Senior Vice President or Vice President. Any officer assuming authority and position hereunder shall continue to serve until the earlier of his resignation or the elected officer or a more senior officer shall become available to perform the duties of the position. The Board may modify the foregoing lines of succession during such an Emergency if they deem such modification to be advisable and in the best interests of the Corporation.

Section 7.4.    Alternative Locations. In the event of an Emergency which destroys, demolishes or renders the Corporation's offices or facilities unserviceable, or which causes, or in the judgment of the Board probably will cause, the occupancy or use thereof to be a clear and imminent hazard to personal safety, the Corporation shall temporarily lease or acquire sufficient facilities to carry on its business as may be designated by the Board. Any temporarily relocated place of business of this Corporation shall be returned to its legally authorized location as soon as practicable and such temporary place of business shall then be discontinued. During any Emergency, The Directors may also authorize the conduct of the Corporation’s business by remote means to the extent feasible in the circumstances.

Section 7.5.    Certification of Authority. During an Emergency, anyone dealing with this Corporation shall be entitled to accept and rely upon a certification by the Secretary or any two officers of the Corporation that a specified individual is acting as Board Chair, Board Vice Chair, President, Chief Executive Officer, a Vice President, Secretary or Treasurer in accordance with these Bylaws; and anyone accepting such certification shall be entitled to continue to consider it in force until notified in writing of a change, such notice of change to carry the signature of the Secretary, or two officers of the Corporation.

Section 7.6.    Liability. No officer, Director, or employee acting in good faith in accordance with this Emergency Bylaw shall be liable except for willful misconduct.

Section 7.7.    Coordination with Subsidiary Disaster Recovery Plan. This Emergency Bylaw shall be interpreted and implement to the extent practicable in coordination and consistent with any disaster recovery or similar plan of the Corporation’s operating subsidiary and with any succession plan or designation by the Corporation’s operating subsidiary in the event of the incapacity of the chief executive officer.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

Section 8.1.    Fiscal Year. The fiscal year of the Corporation shall end on the last day of December in each year.

Section 8.2.    Seal. The seal of the Corporation shall, subject to alteration by the Directors, consist of a flathead, circular die with the words “Vermont,” “Union Bankshares, Inc.” and “1982” cut or engraved thereon.

Section 8.3.    Required Corporate Records. The Corporation shall maintain at its principal office a copy of the books and records required to be maintained under Section 16.01 of the VT BCA.

Section 8.4.    Execution of Negotiable Instruments. The notes, checks, drafts and other negotiable instruments of the Corporation shall be executed on behalf of the Corporation by such person or persons as the Board of Directors may from time to time designate, and in the absence of such designation, by the Treasurer.

Section 8.5.    Execution of Contracts and Other Documents. Contracts, deeds, leases, mortgages, assignments and other documents shall be executed on behalf of the Corporation by such person or persons as may be designated by the Board of Directors from time to time and, in the absence of such designation, by the President, a Vice-President or the Treasurer.

Section 8.6.    Prohibited Management Official Interlocks and Other Incompatible Offices.
(a)Prohibited Management Official Interlocks. No management official of the Corporation shall at the same time serve as a management official of an unaffiliated depository organization if such depository organization or any of its affiliates maintains an office in any community in which the Corporation or any subsidiary of the Corporation maintains an office, if and to the extent prohibited under the regulations of the FDIC at 12 CFR Part 348 (Management Official Interlocks). For purposes of this Section 8.6(a), the terms “management official,” “depository organization,” “office” and “community” shall have the meanings ascribed to such terms in 12 CFR §348.2.

(b)Other Incompatible Offices. Whether or not otherwise prohibited under Section 8.6(a), no director, officer or employee of the Bank shall at the same time serve as a director, officer, management or supervisory committee member, employee or corporator of any unaffiliated financial institution or unaffiliated financial institution holding company domiciled in, or operating offices in, Vermont or in any state contiguous to Vermont; provided, however, that the Board may in its discretion approve any exception to the prohibition in this Section 8.6(b) if it deems the relationship to be not adverse to the interests of the Corporation and the relationship is not otherwise prohibited under Section 8.6(a). For purposes of this Section 8.6(b), the terms “financial institution” and “financial institution holding company” shall have the meanings ascribed to such terms in 11101 of the VT Banking Code, except that “financial institution” for this purpose shall also include any state-chartered or federally-chartered credit union or nondepository trust company.

Section 8.7.    Agents. The Board of Directors may appoint agents of the Corporation possessing such authority as is not inconsistent with these Bylaws or applicable law.

Section 8.8.    Voting of Shares in Other Corporations. Except as the Directors may otherwise designate, the President or Treasurer may execute any proxy on behalf of this Corporation with respect to any meeting of the shareholders or equity owners of any other corporation or organization, the securities of which may be held by this Corporation and may execute any written consent of shareholders or other equity owners in lieu of a meeting, with respect to any such other corporation or organization.

Section 8.9.    Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

Section 8.10.    Amendments. These Bylaws may at any time be repealed, altered or amended by vote of the Directors or the shareholders.